                                                      OMB APPROVAL
                                                      OMB Number: 3235-0570
                                                      Expires: November 30, 2005
                                                      Estimated average burden
                                                      hours per response.....5.0


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-10569
                                  ----------------------------------------------
Legacy Funds Group
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

3435 Stelzer Rd. Columbus, OH 43219
--------------------------------------------------------------------------------
               (Address of principal executive offices)             (Zip code)

BISYS  3435 Stelzer Rd. Columbus, OH 43219
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  800-554-3862
                                                    ----------------------------

Date of fiscal year end:   4/30/04
                        ----------------------------

Date of reporting period:  4/30/04
                        ----------------------------

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

     Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

                               LEGACY FUNDS GROUP

                                 Annual Report
                                 April 30, 2004


                         The Multi-Cap Core Equity Fund
                               The Core Bond Fund
                             The Federal Money Fund



                        FIRST FINANCIAL CAPITAL ADVISORS

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                               LEGACY FUNDS GROUP


                               TABLE OF CONTENTS


Letter to Investors ...............................................    1
Manager Discussions and Analysis ..................................    3
Schedules of Portfolio Investments ................................    8
Statements of Assets and Liabilities ..............................   17
Statements of Operations ..........................................   18
Statements of Changes in Net Assets ...............................   19
Financial Highlights ..............................................   23
Notes to Financial Statements .....................................   24
Report of Independent Auditors ....................................   31
Trustees and Officers .............................................   32

                               LEGACY FUNDS GROUP


DEAR INVESTORS:

The 12 month-period between May 1, 2003 and April 30, 2004 was characterized by strong economic growth and a rising stock market. The economy received a boost from strong monetary and fiscal stimuli, which helped produce healthy consumer spending and increased business spending. The dollar weakened during the period relative to other major currencies, helping export-oriented economic sectors.

The stock market began the period with a surge, as investors encouraged by the successful invasion of Iraq and strong corporate profits bid up stock prices. Low-quality stocks of companies with weak earnings and shaky balance sheets led that rally. Shares of such firms had fallen dramatically during the bear market of the previous three years, and traded at very low prices at the beginning of this 12-month period.

Stocks continued to climb through late January, driven by very strong corporate earnings. Investors' focus shifted in the fall to include higher-quality stocks, and the market produced a very broad rally. The market peaked on January 26, 2004 and traded in a narrow range through April 2004, as investors tried to gauge the direction of interest rates, inflation and the economy. Small cap stocks significantly outperformed large cap stocks for the period as a whole.

Bond yields remained low throughout the period, but were very volatile. Yields fell during May and June, as the Federal Reserve Board (the "Fed") announced that it would protect against the possibility of deflation--a destructive environment characterized by falling prices--by possibly buying longer term bonds. Yields subsequently rose, as signs of a strengthening economy increased the possibility of higher inflation and interest rates, and investors realized that the Fed would not aggressively buy long-term bonds. Yields fell again in early 2004, as weakened job growth threatened to undermine the economic recovery. Relatively strong job-creation data in the spring, combined with signs of an uptick in inflation, caused yields to move higher again through the end of the period.

We believe stocks currently are undervalued relative to their earnings prospects, in part because the stock market appears to expect higher interest rates. We believe that interest-rate increases could be modest and gradual, with the Fed moving from an accommodative monetary policy to a neutral one, as it proceeds cautiously to avoid quashing the young economic recovery. What's more, we expect gains in stocks' values from continued strong earnings growth could more-than offset any rise in interest rates.

We believe the market's recent correction is healthy, and that it should set the stage for further gains. Stocks historically pull back during presidential-election years prior to the election as the market copes with political uncertainty, and then regain after the election resolves that uncertainty. Increased mutual-fund inflows also bode well for the market. We believe there is a strong possibility that energy prices may

                               LEGACY FUNDS GROUP

decline as geopolitical problems abate during the coming year. We also feel that the market should continue to benefit from having put the corporate scandals of the past several years behind it.

Going forward, we believe the stock market may produce more moderate gains than it did during the 12-months through April 2004. The performance difference between cyclical and non-cyclical shares could decline, as should the discrepancy in returns of high-beta(1) and low-beta stocks. We feel individual stock selection should become a more important driver of returns during the coming year. That said, we believe cyclical stocks may continue to lead the market, and we have positioned the Multi-Cap Core Equity Fund's portfolio accordingly. We thank you for your confidence in the Legacy Funds Group.

Sincerely,

/s/ Dennis C. Dietz
Dennis C. Dietz




(1) Beta rating attempts to measure relative risk. A beta rating of higher than one indicates greater relative volatility than the market. A beta rating lower than 1 indicates lower volatility than the market.

The foregoing information and opinions are for general information only. The Legacy Funds Group does not assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice.

AN INVESTOR SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING OR SENDING MONEY. THIS AND OTHER IMPORTANT INFORMATION ABOUT EACH FUND CAN BE FOUND IN THE FUND PROSPECTUS. TO OBTAIN A PROSPECTUS, PLEASE CALL 1-888-494-8510. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                               LEGACY FUNDS GROUP

THE MULTI-CAP CORE EQUITY FUND
GROWTH OF $10,000 INVESTMENT

[GRAPH]


                             Legacy Multi
                 S&P 500       Cap Core
               Stock Index    Equity Fund
               -----------   ------------
4/94              10163        10000
                   9912         9677
                  10400        10046
12/94             10397        10000
                  11410        10808
                  12492        11432
                  13485        12194
12/95             14289        12818
                  15066        13210
                  15746        13741
                  16228        13926
12/96             17586        15173
                  18046        15566
                  21203        17921
                  22798        19723
12/97             23453        20670
                  26726        22794
                  27608        22956
                  24862        20531
12/98             30157        24411
                  31659        24827
                  33891        26443
                  31775        24180
12/99             36503        25635
                  37340        26467
                  36348        26697
                  35996        26559
12/00             33179        26028
                  29246        23580
                  30957        25427
                  26414        22309
12/01             29236        24850
                  29317        24503
                  25389        21600
                  21003        17806
12/02             22774        19260
                  22056        18333
                  25453        20527
                  26127        21288
12/03             29309        24037
                  29806        24532
4/04              29338        24021

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2004
                           1 YEAR   5 YEAR 10 YEAR
THE MULTI-CAP
CORE EQUITY FUND
   Class A without load    23.14%   -1.53%   8.89%
   Class A with load*      19.45%   -2.14%   8.55%
   Trust                   23.38%   -1.29%   9.16%
S&P 500 Stock Index        22.87%   -2.26%  11.36%
*Reflects the maximum sales charge of 3.00%.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 888-494-8510.

The chart represents a hypothetical investment of $10,000 in Trust Shares of The Multi-Cap Core Equity Fund from 4/94 to 4/04, and represents the reinvestment of dividends and capital gains in the Fund. The quoted performance for the Fund reflects the reimbursement of certain Fund expenses by the Fund's Advisor. Had these expenses not been reimbursed, the Fund's performance would have been lower.

The quoted performance of The Multi-Cap Core Equity Fund includes performance of certain collective trust fund ("Commingled") accounts advised by First Financial Bank (formerly First National Bank of Southwestern Ohio) that had investment objectives and policies substantially equivalent to those of the Fund for periods dating back to April 30, 1994, and prior to the Fund's commencement of operations on May 13, 2002, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities & Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

The S&P 500 Stock Index is an unmanaged index that generally reflects the performance of the U.S. stock market as a whole. This index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                               LEGACY FUNDS GROUP

THE CORE BOND FUND

PORTFOLIO MANAGER
DENNIS DIETZ, CFA
CHIEF INVESTMENT OFFICER
FIRST VICE PRESIDENT-FIRST FINANCIAL
CAPITAL ADVISORS


INVESTMENT CONCERNS

BONDS OFFER A RELATIVELY STABLE LEVEL OF INCOME, ALTHOUGH BOND PRICES WILL FLUCTUATE PROVIDING THE POTENTIAL FOR PRINCIPAL GAIN OR LOSS. INTERMEDIATE-TERM, HIGHER-QUALITY BONDS GENERALLY OFFER LESS RISK THAN LONGER-TERM BONDS AND A LOWER RATE OF RETURN.

The bond market produced volatile performance during the 12-month period ended April 30, 2004. Yields fell sharply early in the period, reflecting investors' expectations that the Fed would purchase long-term Treasury bonds to ward off deflation. Yields rose dramatically beginning in mid-June as investors realized that the Fed would not aggressively buy long-term bonds, and as economic data showed signs of accelerating growth. The yield on the 10-year Treasury bond, which began the period at 3.86%, rose to 4.60% by the end of July.

Yields gradually moved lower during the following seven-and-a-half months, as slow job growth caused investors to question the strength of the economic recovery. The yield on the 10-year Treasury bond reached a low of 3.75% in March, 2004. But stronger job-growth data and signs of inflationary pressures in the spring caused investors to sell bonds, pushing the yield on the 10-year Treasury to 4.50% at the end of the period.

Corporate bonds significantly outperformed Treasury issues during the 12-month period. The lowest-quality bonds produced the strongest returns.

The Fund's Trust shares produced a 0.55% return for the period ended April 30, 2004. That compared to a 2.03% and 2.02% total return for the Lehman Brothers Intermediate Government/Credit Bond Index and the Merrill Lynch 1-10 Year Government/Corporate Index, the Fund's benchmark, respectively.

The Fund under-performed its benchmark largely because of its emphasis on high-quality bonds. The Fund's higher-quality focus particularly hurt relative returns during the early months of the period, when lower-quality securities led the market by a wide margin. That trend slowed in 2004, however, and the Fund's focus on quality did not cause a drag on relative returns during the final months of the period.

We increased the Fund's weightings in corporate and agency bonds throughout the period, because we felt such issues offered significantly higher yields than Treasury bonds. Those moves boosted the Fund's returns against it's benchmark, as corporate and agency securities outperformed Treasuries. We kept the Fund's average maturity roughly neutral throughout the period.(1)

The recent rise in interest rates improves the outlook for bonds. The 10-year Treasury bond now offers a yield that is 2.21 percentage points higher than inflation, compared to a spread of 1.62 percentage points a year ago. The market appears to have priced in an increase in short-term interest rates. We believe that the Fed will raise short-term rates, but we think that increase may be more moderate and gradual than some investors anticipate. It is possible that a small increase in short-term rates could trigger a bond-market rally by eliminating some of the uncertainty that has caused bond investors to sell.

Rising oil prices have exacerbated the inflationary pressures caused by the growing economy. We believe those prices are unsustainable, however, and are due to speculation about geopolitical factors rather than supply and demand. Oil prices may subside to more moderate levels during the coming months, which could improve the outlook for inflation and bond prices.

As of April 30, 2004, corporate bonds comprised 39.37% of the Fund's portfolio, with banking, finance and insurance-company bonds representing the largest sector allocation. Government agency securities comprised 39.04% of assets, Treasury issues comprised 20.00%, and money markets comprised 1.59%. The longest maturity in the portfolio was 10 years, and the Fund's average maturity stood at
4.2 years.(1)


(1) Portfolio composition is subject to change.

                               LEGACY FUNDS GROUP


THE CORE BOND FUND
GROWTH OF $10,000 INVESTMENT

[GRAPH]

           Lehman Brothers
           Int. Govt/Corp.   Legacy Core      Merril
            Bond Index        Bond Fund       Lynch
           ---------------   -----------     --------
4/94            10007           10000           10000
                10006           10000           10016
                10088           10047           10095
12/94           10077           10032           10090
                10518           10426           10530
                11043           10899           11056
                11225           11041           11237
12/95           11619           11404           11636
                11523           11262           11542
                11595           11309           11610
                11801           11483           11813
12/96           12090           11719           12104
                12077           11656           12098
                12433           11956           12454
                12768           12240           12789
12/97           13042           12492           13065
                13244           12650           13275
                13493           12871           13525
                14098           13470           14121
12/98           14139           13454           14171
                14113           13375           14145
                14057           13312           14089
                14187           13423           14223
12/99           14194           13360           14238
                14405           13565           14449
                14649           13770           14689
                15070           14117           15107
12/00           15628           14621           15678
                16158           15032           16202
                16267           15047           16301
                17016           15773           17072
12/01           17031           15647           17083
                16993           15536           17032
                17596           15958           17627
                18392           16675           18436
12/02           18703           16825           18733
                18984           16965           19007
                19499           17300           19500
                91495           17241           19504
12/03           19507           17153           19523
                19991           17541           19990
4/04            19517           17121           19529

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2004
         1 YEAR   5 YEAR   10 YEAR
THE CORE BOND FUND
   Class A without load    0.30%    4.76%   5.26%
   Class A with load*     -2.17%    4.23%   4.99%
   Trust                   0.55%    5.01%   5.52%
MERRILL LYNCH 1-10 YEAR
GOVT./CORP. INDEX          2.02%    6.58%   6.92%
LEHMAN BROTHERS INT.
GOVT./CREDIT BOND INDEX    2.03%    6.64%   6.92%

*Reflects the maximum sales charge of 2.50%.


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 888-494-8510.

The chart represents a hypothetical investment of $10,000 in Trust shares of The Core Bond Fund from 4/94 to 4/04, and represents the reinvestment of dividends and capital gains in the Fund. The quoted performance for the Fund reflects the reimbursement of certain Fund expenses by the Fund's Advisor. Had these expenses not been reimbursed, the Fund's performance would have been lower.

The quoted performance of The Core Bond Fund includes performance of certain collective trust fund ("Commingled") accounts advised by First Financial Bank (formerly First National Bank of Southwestern Ohio) that had investment objectives and policies substantially equivalent to those of the Fund for periods dating back to April 30, 1994, and prior to the Fund's commencement of operations on May 13, 2002, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

The Fund has changed its benchmark from the Lehman Brothers Intermediate Government/Credit Bond Index to the Merrill Lynch 1-10 Year Government/Corp. Index, which more accurately reflects the universe of securities in which the Fund invest. The Merrill Lynch 1-10 Year Government/Corp. Index is composed of bonds that have maturities between 1 and 9.99 years. The securities in the index must be investment grade (Baa or higher) with amounts outstanding in excess of $1 million and have at least one year to maturity.

The Lehman Brothers Intermediate Government/Credit Bond Index is composed of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury, with maturities within a range of one to ten years. Going forward, the Fund's performance will no longer be compared to that of the Lehman Brothers Intermediate Government/Credit Bond Index. The indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                               LEGACY FUNDS GROUP



THE FEDERAL MONEY
MARKET FUND

PORTFOLIO MANAGER
GREGORY D. OVIATT, CFA
PRINCIPAL PORTFOLIO MANAGER-MUNDER
CAPITAL MANAGEMENT


INVESTMENT CONCERNS

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

Interest rates on money-market securities were very volatile during the 12-month period ended April 30, 2004. Rates fell through June, 2003, as concerns about deflation caused investors to anticipate that the Fed would lower short-term interest rates. The Fed did lower rates in June, to 1.00%. Money market rates subsequently climbed through December, as data indicated that the economy was strengthening. Weak job growth threatened that recovery, however, and caused the Fed to maintain the very low overnight-lending rate. Those factors led to a short-term fixed-income rally during the first quarter of 2004, when yields fell once again. Signs of stronger job growth pushed interest rates significantly higher during April.

The yield curve was relatively flat during most of that 12-month period, with longer-term securities offering little yield advantage over shorter-term issues. In that environment we maintained an average maturity close to that of the Fund's peer group--typically between 55 and 60 days. We also maintained a sizable position in floating-rate securities, which tend to perform well during periods characterized by volatile interest-rate fluctuations. We began to anticipate higher interest rates during the first quarter of 2004, and positioned the Fund more defensively by decreasing its average maturity.(1)

We believe the economy should continue to strengthen going forward. The Federal Reserve Board is likely to raise short-term interest rates in that environment. We will continue to position the fund for higher rates by maintaining a short average maturity. We also will prepare for continued volatility by maintaining a relatively large allocation to floating-rate securities.

(1) Portfolio composition is subject to change.

YIELDS AS OF APRIL 30, 2004
                 7-DAY CURRENT     7-DAY EFFECTIVE
Class A              0.33%              0.33%
Trust                0.58%              0.58%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

To obtain more current yield information, call 1-888-494-8510. The quoted performance for the Fund reflects the reimbursement of certain Fund expenses by the Fund's Advisor. Had these expenses not been reimbursed, the Fund's performance would have been lower.

YIELDS WILL FLUCTUATE WITH CHANGES IN MARKET CONDITIONS. AN INVESTMENT IN THE FUND IS NOT GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT A $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                               LEGACY FUNDS GROUP

                         THE MULTI-CAP CORE EQUITY FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 APRIL 30, 2004

SHARES OR PRINCIPAL        SECURITY
     AMOUNT               DESCRIPTION                           VALUE
     ------               -----------                           -----
COMMON STOCKS (95.1%):
Consumer Discretionary (14.1%):
   103,000        Applebee's International, Inc. ..        $ 3,994,340
    76,000        Barnes & Noble, Inc. (b) ........          2,270,120
    90,000        Black & Decker Corp. ............          5,206,500
   175,900        Carnival Corp. ..................          7,505,653
    83,000        CDW Corp. .......................          5,186,670
   190,000        Dollar General Corp. ............          3,564,400
    25,000        Gentex Corp. ....................            983,250
    19,000        Helen of Troy Ltd. (b) ..........            631,750
   170,000        Liz Claiborne, Inc. .............          5,967,000
    30,300        Magna International, Inc. Class A          2,390,670
    49,300        Mohawk Industries, Inc. (b) .....          3,803,002
    81,400        Omnicom Group, Inc. .............          6,472,114
   106,500        Ross Stores, Inc. ...............          3,248,250
    25,000        Scholastic Corp. (b) ............            709,000
    53,100        The Men's Wearhouse, Inc. (b) ...          1,353,519
    25,000        Whirlpool Corp. .................          1,637,750
                                                           -----------
                                                            54,923,988
                                                           -----------

Consumer Staples (8.5%):
    30,000        Avon Products, Inc. .............          2,520,000
   160,000        Estee Lauder Co., Inc. Class A ..          7,313,600
   128,400        Kimberly-Clark Corp. ............          8,403,780
    30,000        McCormick & Co. .................          1,024,800
   124,900        PepsiCo, Inc. ...................          6,805,801
    56,000        Procter & Gamble Co. ............          5,922,000
    16,900        The J.M. Smucker Co. ............            883,870
                                                           -----------
                                                            32,873,851
                                                           -----------

Energy (7.4%):
   196,503        BP p.l.c. - ADR .................         10,395,009
   258,600        ConocoPhillips ..................         18,438,180
                                                           -----------
                                                            28,833,189
                                                           -----------

Financial (19.5%):
   145,000        Bank of New York Co., Inc. ......          4,225,300
    40,250        BB&T Corp. ......................          1,388,223
    95,000        Capital One Financial Corp. .....          6,225,350
    95,025        Cincinnati Financial Corp. ......          3,895,075
    23,100        Clark, Inc. (b) .................            424,116
   128,500        Comerica, Inc. ..................          6,634,455
   104,600        Fannie Mae ......................          7,188,112
    34,000        Fifth Third Bancorp .............          1,824,440
    25,000        Freddie Mac .....................          1,460,000
    71,000        Greater Bay Bancorp .............          2,014,270
   395,000        MBNA Corp. ......................          9,630,100
   120,000        MGIC Investment Corp. ...........          8,834,400
   175,000        Morgan Stanley ..................          8,993,250
    75,700        National City Corp. .............          2,624,519
   494,000        Sovereign Bancorp, Inc. .........          9,870,119
    45,000        Waddell & Reed Financial, Inc. ..          1,000,350
                                                           -----------
                                                            76,232,079
                                                           -----------

                               LEGACY FUNDS GROUP

                         THE MULTI-CAP CORE EQUITY FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 APRIL 30, 2004

SHARES OR PRINCIPAL               SECURITY
     AMOUNT                      DESCRIPTION                           VALUE
     ------                      -----------                           -----
COMMON STOCKS, CONTINUED
Health Care  (14.0%):
   180,000        Biomet, Inc. .............................        $ 7,110,000
    74,900        Cardinal Health, Inc. ....................          5,486,425
   249,900        Health Management Associates, Inc. Class A          5,780,187
   149,200        Medtronic, Inc. ..........................          7,528,632
   114,000        Merck & Company, Inc. ....................          5,358,000
    10,000        Patterson Dental Co. (b) .................            737,000
   150,000        Pfizer, Inc. .............................          5,364,000
    80,000        Renal Care Group, Inc. (b) ...............          3,958,400
   130,000        Schering-Plough Corp. ....................          2,174,900
    99,500        Wellpoint Health Networks, Inc. (b) ......         11,113,155
                                                                    -----------
                                                                     54,610,699
                                                                    -----------

Industrials (12.2%):
   271,400        American Power Conversion Corp. ..........          5,064,324
   230,000        Cendant Corp. ............................          5,446,400
   130,300        Cintas Corp. .............................          5,858,288
   210,100        Equifax, Inc. ............................          5,149,551
   110,700        General Electric Co. .....................          3,315,465
    68,000        Ingersoll Rand Co., Class A ..............          4,389,400
   153,800        Jacobs Engineering Group, Inc. (b) .......          6,414,998
   104,800        NCI Building Systems, Inc. (b) ...........          3,067,496
   135,400        Pitney Bowes, Inc. .......................          5,923,750
    20,000        Teleflex, Inc. ...........................            913,000
    65,500        Tyco International Ltd. ..................          1,797,975
                                                                    -----------
                                                                     47,340,647
                                                                    -----------

Information Technology (16.1%):
    85,900        Applied Materials, Inc. (b) ..............          1,565,957
    20,000        Automatic Data Processing, Inc. ..........            876,200
   100,000        Certegy, Inc. ............................          3,578,000
    30,000        CIBER, Inc. (b) ..........................            262,500
   465,000        Cisco Systems, Inc. (b) ..................          9,704,550
   148,000        Dell Inc. (b) ............................          5,137,080
   140,000        First Data Corp. .........................          6,354,600
    57,000        Hewlett-Packard Co. ......................          1,122,900
   202,000        Intel Corp. ..............................          5,197,460
    12,000        International Business Machines Corp. ....          1,058,040
    57,000        Lexmark International, Inc. (b) ..........          5,156,220
    52,000        Linear Technology Corp. ..................          1,852,760
    70,000        Macrovision Corp. (b) ....................          1,178,800
   174,000        Microsoft Corp. ..........................          4,518,780
   280,000        Oracle Corp. (b) .........................          3,141,600
    15,000        Plantronics, Inc. (b) ....................            569,250
    40,000        QUALCOMM, Inc. ...........................          2,498,400
    59,000        SanDisk Corp. (b) ........................          1,363,490
    54,000        Scientific-Atlanta, Inc. .................          1,749,060
   109,000        Siebel Systems, Inc. (b) .................          1,120,520
    50,000        Tech Data Corp. (b) ......................          1,700,000
    65,800        Texas Instruments, Inc. ..................          1,651,580
    30,000        Waters Corp. (b) .........................          1,294,500
                                                                    -----------
                                                                     62,652,247
                                                                    -----------

                               LEGACY FUNDS GROUP

                         THE MULTI-CAP CORE EQUITY FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 APRIL 30, 2004

SHARES OR PRINCIPAL               SECURITY
     AMOUNT                      DESCRIPTION                           VALUE
     ------                      -----------                           -----
COMMON STOCKS, CONTINUED
Materials  (2.2%):
   152,000        Engelhard Corp. ......................        $  4,414,080
    65,000        Ferro Corp. ..........................           1,682,850
    40,000        Sigma-Aldrich Corp. ..................           2,265,600
                                                                ------------
                                                                   8,362,530
                                                                ------------

Telecom Services (1.0%):
    70,000        SBC Communications, Inc. .............           1,743,000
    55,000        Verizon Communications, Inc. .........           2,075,700
                                                                ------------
                                                                   3,818,700
                                                                ------------

Utilities (0.1%):
     9,200        American Electric Power Co., Inc. ....             280,048
                                                                ------------
Total Common Stocks                                              369,927,978
                                                                ------------


Investment Companies (3.9%):
11,505,000        Legacy Federal Money Fund ............          11,505,000
 3,745,000        Munder Institutional Money Market Fund           3,745,000
                                                                ------------


Total Investment Companies                                        15,250,000
                                                                ------------
Repurchase Agreement  (1.0%):
$3,747,036        Government Agency Repurchase Agreement 0.78%,    3,747,036
                  5/3/04 (Dated 4/30/04, Collateralized by      ------------
                    various U.S. Government securities)
Total Repurchase Agreement                                         3,747,036
                                                                ------------

Total Investments (Cost $259,359,275) (a)....................   $388,925,014
                                                                ============
------------
Percentages indicated are based on net assets of $388,887,802.
(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation of securities as follows:

Unrealized appreciation .....................................  $ 134,075,180
Unrealized depreciation .....................................     (4,509,441)
                                                               -------------
Net unrealized appreciation .................................  $ 129,565,739
                                                               =============

   Aggregate cost for federal income tax purposes is substantially the same.

(b) Non-income producing securities.
ADR- American Depositary Receipt.

                               LEGACY FUNDS GROUP


                               THE CORE BOND FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 APRIL 30, 2004

SHARES OR PRINCIPAL                      SECURITY
     AMOUNT                             DESCRIPTION                               VALUE
     ------                             -----------                               -----
CORPORATE BONDS  (39.6%):
Banking, Finance & Insurance  (22.1%):
$ 1,000,000        American International Group, Inc., 4.25%, 5/15/13         $   937,246
  1,159,000        Aon Corp., 6.90%, 7/1/04 ..........................          1,168,605
  1,500,000        Bank of America Corp., 4.75%, 8/15/13 .............          1,449,351
  2,000,000        Bank of New York Co., Inc., 3.63%, 1/15/09 ........          1,965,640
    818,000        Bank One Corp., 7.63%, 8/1/05 .....................            872,772
  1,000,000        Bank One Corp., 6.00%, 2/17/09 ....................          1,080,126
  1,000,000        BankAmerica Corp., 7.13%, 3/1/09 ..................          1,125,687
    500,000        Capital One Bank, 4.25%, 12/1/08 ..................            495,479
  1,000,000        Caterpillar Finance, 3.45%, 1/15/09 ...............            972,549
    250,000        Caterpillar Financial Services Corp., 5.95%, 5/1/06            265,876
  2,000,000        CitiGroup, Inc., 3.88%, 11/3/08 ...................          1,974,926
  1,818,000        Citigroup, Inc., 5.75%, 5/10/06 ...................          1,927,276
  1,000,000        Citigroup, Inc., 5.50%, 8/9/06 ....................          1,060,551
  1,000,000        Citigroup, Inc., 3.63%, 2/9/09 ....................            979,290
  1,819,000        Credit Suisse USA, Inc., 5.88%, 8/1/06 ............          1,938,114
    909,000        DaimlerChrysler NA Holding, 7.75%, 6/15/05 ........            964,328
  1,000,000        Fifth Third Bank, 2.70%, 1/30/07 ..................            992,001
  2,000,000        Fifth Third Bank, 3.38%, 8/15/08 ..................          1,961,834
    909,000        FleetBoston Financial Corp., 8.13%, 7/1/04 ........            918,533
    818,000        FleetBoston Financial Corp., 7.25%, 9/15/05 .......            873,425
    909,000        Ford Motor Credit Co., 7.50%, 6/15/04 .............            915,355
  2,478,000        Ford Motor Credit Co., 7.60%, 8/1/05 ..............          2,618,445
    909,000        General Electric Capital Corp., 7.50%, 5/15/05 ....            960,992
    500,000        General Electric Capital Corp., 2.88%, 9/15/06 ....            497,073
  1,000,000        General Electric Capital Corp., 4.63%, 9/15/09 ....          1,019,469
  2,000,000        General Electric Capital Corp., 5.88%, 2/15/12 ....          2,122,715
    500,000        General Electric Capital Corp., 4.00%, 12/15/13 ...            454,109
  1,977,000        General Motors Acceptance Corp., 7.50%, 7/15/05 ...          2,085,973
  1,159,000        General Motors Acceptance Corp., 8.75%, 7/15/05 ...          1,237,170
  1,000,000        General Motors Acceptance Corp., 6.13%, 9/15/06 ...          1,055,315
  1,159,000        Goldman Sachs Group, Inc., 6.63%, 12/1/04 .........          1,192,193
  1,000,000        Goldman Sachs Group, Inc., 4.13%, 1/15/08 .........          1,013,578
  2,000,000        Goldman Sachs Group, Inc., 5.70%, 9/1/12 ..........          2,062,017
  1,000,000        Goldman Sachs Group, Inc., 4.75%, 7/15/13 .........            951,281
  1,000,000        International Lease Finance Corp., 4.50%, 5/1/08 ..          1,020,434
  1,000,000        John Deere Capital Corp., 3.75%, 1/13/09 ..........            985,205
  1,000,000        JP Morgan Chase & Co., 5.25%, 5/30/07 .............          1,053,571
    500,000        Morgan Stanley, 5.30%, 3/1/13 .....................            499,723
  1,150,000        Morgan Stanley Dean Witter, 6.60%, 4/1/12 .........          1,265,811
  1,000,000        SLM Corp., 4.00%, 1/15/09 .........................            993,564
  1,159,000        Spear Leeds & Kellogg LP, 8.25%, 8/15/05 ..........          1,242,965
    909,000        Sunamerica, Inc., 7.34%, 8/30/05 ..................            969,416
    818,000        Wachovia Corp., 6.80%, 6/1/05 .....................            857,340
  1,160,000        Washington Mutual Financial, 8.25%, 6/15/05 .......          1,238,134
  1,000,000        Wells Fargo Co., 3.50%, 4/4/08 ....................            992,332
                                                                              -----------
                                                                               53,227,789
                                                                              -----------

                               LEGACY FUNDS GROUP


                               THE CORE BOND FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 APRIL 30, 2004

SHARES OR PRINCIPAL                      SECURITY
     AMOUNT                             DESCRIPTION                               VALUE
     ------                             -----------                               -----
CORPORATE BONDS, CONTINUED
Computer Services (1.6%):
$   909,000        Computer Sciences Corp., 7.50%, 8/8/05 ............        $   965,032
    910,000        Electronic Data Systems, 6.85%, 10/15/04 ..........            927,041
  1,818,000        Hewlett-Packard Co., 7.15%, 6/15/05 ...............          1,915,924
                                                                              -----------
                                                                                3,807,997
                                                                              -----------

Energy (0.6%):
    500,000        Tennessee Valley Authority, 5.38%, 11/13/08 .......            531,708
    909,000        Wisconsin Power & Light Co., 7.60%, 7/1/05 ........            959,500
                                                                              -----------
                                                                                1,491,208
                                                                              -----------

Food & Tobacco (0.8%):
    909,000        McDonald's Corp., 5.95%, 1/15/08 ..................            980,261
  1,000,000        Tyson Foods, Inc., 6.75%, 6/1/05 ..................          1,037,286
                                                                              -----------
                                                                                2,017,547
                                                                              -----------

Health Care (0.6%):
  1,318,000        McKesson Corp., 6.30%, 3/1/05 .....................          1,356,465

Industrial Goods & Services (3.6%):
    100,000        Alcan, Inc., 5.20%, 1/15/14 .......................             99,386
    500,000        Alcoa, Inc., 7.25%, 8/1/05 ........................            530,760
    909,000        Alliedsignal, Inc., 6.13%, 7/1/05 .................            949,451
  1,160,000        Boeing Co., 8.10%, 11/15/06 .......................          1,291,272
    409,000        Cargill, Inc., 6.25%, 5/1/06 ......................            435,860
    500,000        Cargill, Inc., 6.60%, 7/30/07 .....................            548,127
    910,000        Dover Corp., 6.45%, 11/15/05 ......................            966,213
  1,000,000        Dow Chemical, 5.75%, 11/15/09 .....................          1,056,795
  1,000,000        Ingersoll-Rand Co., 6.25%, 5/15/06 ................          1,067,338
    500,000        Weyerhaeuser Co., 6.75%, 3/15/12 ..................            548,128
  1,000,000        Worthington Industries, Inc., 7.13%, 5/15/06 ......          1,069,543
                                                                              -----------
                                                                                8,562,873
                                                                              -----------

Multimedia (0.2%):
    500,000        Walt Disney Co., 5.80%, 10/27/08 ..................            525,469

Newspapers (0.4%):
    909,000        Tribune Co., 6.68%, 6/8/05 ........................            946,982

Personal Care (1.7%):
  2,446,000        Procter & Gamble Co., 6.60%, 12/15/04 .............          2,523,501
  1,000,000        Procter & Gamble Co., 3.50%, 12/15/08 .............            988,782
    464,000        Procter & Gamble Co., 6.88%, 9/15/09 ..............            527,272
                                                                              -----------
                                                                                4,039,555
                                                                              -----------

Pharmaceuticals (1.9%):
  1,818,000        Abbott Laboratories, 5.63%, 7/1/06 ................          1,930,750
    500,000        Abbott Laboratories, 4.35%, 3/15/14 ...............            473,052
    909,000        Eli Lilly & Co., 5.50%, 7/15/06 ...................            964,405
    250,000        GlaxoSmithkline Capital, 2.38%, 4/16/07 ...........            244,988
  1,000,000        Wyeth, 5.50%, 2/1/14 ..............................            996,837
                                                                              -----------
                                                                                4,610,032
                                                                              -----------

Rental Auto/Equipment (0.5%):
  1,159,000        Hertz Corp., 8.25%, 6/1/05 ........................          1,216,446
                                                                              -----------

                               LEGACY FUNDS GROUP


                               THE CORE BOND FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 APRIL 30, 2004

SHARES OR PRINCIPAL                      SECURITY
     AMOUNT                             DESCRIPTION                               VALUE
     ------                             -----------                               -----
CORPORATE BONDS, CONTINUED
Retail (2.7%):
$   909,000        Albertson's, Inc., 6.55%, 8/1/04 ..................        $   918,131
  1,159,000        May Department Stores, 6.88%, 11/1/05 .............          1,228,552
  2,000,000        Target Corp., 5.40%, 10/1/08 ......................          2,118,743
  1,159,000        Wal-Mart Stores, Inc., 6.55%, 8/10/04 .............          1,175,471
  1,000,000        Wal-Mart Stores, Inc., 4.13%, 2/15/11 .............            971,821
                                                                              -----------
                                                                                6,412,718
                                                                              -----------

Telecommunications (2.9%):
    500,000        Alltel Corp., 6.75%, 9/15/05 ......................            529,254
    909,000        Bellsouth Telecommunications, 5.00%, 10/15/06 .....            951,658
  1,000,000        Comcast Corp., 5.30%, 1/15/14 .....................            976,171
  1,160,000        Deutsche Telekom International, 8.25%, 6/15/05 ....          1,234,779
    500,000        New York Telephone Co., 6.00%, 4/15/08 ............            532,670
  1,159,000        Verizon Global Funding Corp., 6.75%, 12/1/05 ......          1,236,676
    500,000        Viacom, 6.40%, 1/30/06 ............................            532,750
    909,000        Vodafone Group PLC, 7.63%, 2/15/05 ................            949,436
                                                                              -----------
                                                                                6,943,394
                                                                              -----------
Total Corporate Bonds                                                          95,158,475
                                                                              -----------
U.S. TREASURY OBLIGATIONS (19.8%):
  7,200,000        7.00%, 7/15/06 ....................................          7,897,219
  5,000,000        6.25%, 2/15/07 ....................................          5,463,670
  2,500,000        4.75%, 11/15/08 ...................................          2,630,958
  2,500,000        5.50%, 5/15/09 ....................................          2,717,285
  6,000,000        5.75%, 8/15/10 ....................................          6,594,846
  8,000,000        5.00%, 2/15/11 ....................................          8,439,064
  7,000,000        5.00%, 8/15/11 ....................................          7,359,842
  5,000,000        4.38%, 8/15/12 ....................................          5,009,570
  1,500,000        3.63%, 5/15/13 ....................................          1,415,391
                                                                              -----------
Total U.S. Treasury Obligations                                                47,527,845
                                                                              -----------
U.S. GOVERNMENT AGENCY SECURITIES (38.0%):
Fannie Mae (16.7%):
  4,636,000        5.63%, 5/14/04 ....................................          4,642,602
  4,000,000        2.25%, 5/15/06 ....................................          3,974,608
  1,000,000        2.75%, 10/27/06 ...................................            997,526
  1,000,000        3.25%, 1/15/08 ....................................            989,824
  6,000,000        2.50%, 6/15/08 ....................................          5,734,127
  3,000,000        4.00%, 9/2/08 .....................................          2,999,148
  4,000,000        5.25%, 1/15/09 ....................................          4,227,740
  1,000,000        3.55%, 6/17/10 ...................................            954,455
  5,000,000        5.38%, 11/15/11 ...................................          5,225,315
  3,000,000        5.00%, 11/17/11 ...................................          2,985,876
  1,000,000        6.00%, 1/18/12 ....................................          1,024,745
  3,000,000        5.25%, 8/1/12 .....................................          3,025,092
  3,500,000        4.63%, 5/1/13 .....................................          3,349,518
                                                                              -----------
                                                                               40,130,576
                                                                              -----------

Federal Farm Credit Bank (0.4%):
    954,000        6.14%, 11/22/04 .......................                        979,482
                                                                              -----------

                               LEGACY FUNDS GROUP


                               THE CORE BOND FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 APRIL 30, 2004

SHARES OR PRINCIPAL               SECURITY
     AMOUNT                      DESCRIPTION                          VALUE
     ------                      -----------                          -----
U.S. GOVERNMENT AGENCY SECURITIES, CONTINUED
Federal Home Loan Bank  (17.1%):
$ 7,275,000        6.88%, 8/15/05 ........................        $ 7,741,634
  2,000,000        6.50%, 11/15/05 .......................          2,132,200
  1,000,000        2.38%, 2/15/06 ........................          1,000,369
  5,275,000        6.38%, 8/15/06 ........................          5,704,369
  1,000,000        3.75%, 8/15/07 ........................          1,013,970
  4,000,000        6.75%, 8/15/07 ........................          4,426,304
  2,635,000        5.88%, 11/15/07 .......................          2,850,633
  1,000,000        3.38%, 2/15/08 ........................            992,145
  1,000,000        3.50%, 4/22/08 ........................            987,453
  1,000,000        5.80%, 9/2/08 .........................          1,080,056
    600,000        5.87%, 9/2/08 .........................            652,076
  1,000,000        3.00%, 2/27/09 ........................            994,633
  1,000,000        5.89%, 3/30/09 ........................          1,087,240
  2,000,000        3.00%, 4/29/09 ........................          1,978,322
  3,000,000        4.25%, 11/13/09 .......................          3,008,301
  1,000,000        3.50%, 7/29/11 ........................            969,863
  4,320,000        4.88%, 11/15/11 .......................          4,349,436
                                                                 ------------
                                                                   40,969,004
                                                                 ------------

Freddie Mac (3.8%):
  1,635,000        6.01%, 12/8/05 ........................          1,733,138
  1,000,000        7.10%, 4/10/07 ........................          1,112,716
  1,000,000        3.00%, 1/23/08 ........................            983,614
  2,000,000        2.25%, 6/20/11 ........................          1,914,866
  2,318,000        5.50%, 9/15/11 ........................          2,442,133
  1,000,000        4.50%, 9/19/13 ........................          1,009,251
                                                                 ------------
                                                                    9,195,718
                                                                 ------------
Total U.S. Government Agency Securities                            91,274,780
                                                                 ------------
INVESTMENT COMPANIES  (1.4%):
  3,050,000        Legacy Federal Money Fund .............          3,050,000
    335,000        Munder Institutional Money Market Fund             335,000
                                                                 ------------
Total Investment Companies                                          3,385,000
                                                                 ------------
REPURCHASE AGREEMENT  (0.1%):
    339,569        Government Agency Repurchase Agreement,
                     0.78%, 5/3/04                                    339,569
                                                                 ------------
(Dated 4/30/04, Collateralized by various U.S. Government securities)
Total Repurchase Agreement                                            339,569
                                                                 ------------

Total Investments (Cost $233,333,462) (a).................       $237,685,669
                                                                 ============

------------
Percentages indicated are based on net assets of $240,348,419.
(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation of securities as follows:

Unrealized appreciation ..............................        $ 6,237,936
Unrealized depreciation ..............................         (1,885,729)
                                                              -----------
Net unrealized appreciation ..........................        $ 4,352,207
                                                              ===========

    Aggregate cost for federal income tax purposes is substantially the same

                       See notes to financial statements.

                               LEGACY FUNDS GROUP


                             THE FEDERAL MONEY FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 APRIL 30, 2004

SHARES OR PRINCIPAL             SECURITY
     AMOUNT                    DESCRIPTION                             VALUE
     ------                    -----------                             -----
U.S. GOVERNMENT AGENCY SECURITIES (70.1%):
Federal Farm Credit Bank (25.0%):
$ 1,000,000        0.96%, 5/10/04** ......................        $   999,763
  1,000,000        0.96%, 5/21/04** ......................            999,472
  2,500,000        0.98%, 5/24/04* .......................          2,499,552
  1,000,000        0.98%, 6/4/04** .......................            999,093
  1,000,000        5.10%, 6/7/04 .........................          1,003,958
  1,000,000        1.01%, 6/11/04** ......................            998,873
  1,000,000        0.96%, 6/17/04** ......................            998,747
  1,000,000        0.99%, 6/23/04** ......................            998,543
  1,000,000        0.98%, 7/1/04** .......................            998,339
  1,500,000        1.04%, 7/22/04** ......................          1,496,481
  1,000,000        1.05%, 8/6/04** .......................            997,225
  1,000,000        1.06%, 8/12/04** ......................            997,024
  1,000,000        1.01%, 8/25/04** ......................            996,746
  1,000,000        1.02%, 9/1/04** .......................            996,515
  1,500,000        1.29%, 10/15/04** .....................          1,491,302
  1,000,000        3.88%, 12/15/04 .......................          1,016,218
                                                                  -----------
                                                                   18,487,851
                                                                  -----------
Federal Home Loan Bank (28.5%):
  1,200,000        0.99%, 5/5/04** .......................          1,199,868
  1,000,000        0.98%, 5/7/04** .......................            999,837
  2,000,000        0.98%, 5/14/04** ......................          1,999,294
  1,000,000        0.99%, 5/19/04** ......................            999,505
  1,055,000        1.01%, 5/24/04** ......................          1,054,326
  1,000,000        0.98%, 5/26/04** ......................            999,319
  1,000,000        0.98%, 5/28/04** ......................            999,265
  1,000,000        1.01%, 6/2/04** .......................            999,102
    683,000        1.00%, 6/4/04** .......................            682,355
  2,000,000        3.38%, 6/15/04 ........................          2,005,342
    855,000        4.75%, 6/28/04 ........................            860,026
  1,300,000        1.03%, 7/21/04** ......................          1,296,987
  1,000,000        1.04%, 7/28/04** ......................            997,470
  1,000,000        4.63%, 8/13/04 ........................          1,009,414
  1,000,000        3.63%, 10/15/04 .......................          1,010,006
  1,000,000        2.00%, 11/15/04 .......................          1,002,665
  1,035,000        2.13%, 12/15/04 .......................          1,039,376
  1,000,000        1.45%, 1/11/05 ........................          1,000,007
  1,000,000        1.40%, 4/1/05 .........................            999,569
                                                                  -----------
                                                                   21,153,733
                                                                  -----------

                               LEGACY FUNDS GROUP


                             THE FEDERAL MONEY FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 APRIL 30, 2004

SHARES OR PRINCIPAL             SECURITY
     AMOUNT                    DESCRIPTION                             VALUE
     ------                    -----------                             -----
U.S. GOVERNMENT AGENCY SECURITIES, CONTINUED
Sallie Mae (13.9%):
$ 1,500,000        1.04%, 5/4/04* ........................        $ 1,500,000
  1,000,000        1.04%, 5/4/04* ........................          1,000,000
  1,500,000        1.05%, 5/4/04* ........................          1,500,000
  1,500,000        1.06%, 5/4/04* ........................          1,500,000
  1,000,000        1.44%, 5/4/04* ........................          1,001,144
  1,000,000        0.94%, 5/12/04** ......................            999,687
  1,000,000        3.38%, 7/15/04 ........................          1,004,548
  1,745,000        5.00%, 6/30/04 ........................          1,755,862
                                                                  -----------
                                                                   10,261,241
                                                                  -----------

Tennessee Valley Authority (2.7%):
  1,000,000        0.96%, 6/17/04** ......................            998,747
  1,000,000        4.75%, 7/15/04 ........................          1,007,056
                                                                  -----------
                                                                    2,005,803
                                                                  -----------

Total U.S. Government Agency Securities                            51,908,628
                                                                  -----------

MASTER DEMAND NOTES (29.6%):
Federal Home Loan Bank (29.6%):
 21,900,000        0.95%, 5/12/04* .......................         21,900,000
                                                                  -----------
Total Master Demand Notes                                          21,900,000
                                                                  -----------
INVESTMENT COMPANY (0.1%):
     91,164        Goldman Federal Money Market Fund .....             91,164
                                                                  -----------
Total Investment Company                                               91,164
                                                                  -----------


Total Investments (Cost $73,899,792)......................        $73,899,792
                                                                  ===========

------------
Percentages indicated are based on net assets of $74,022,096.
* Variable rate security. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at April 30, 2004. Maturity date reflects rate change date.
** Discount Note securities. The rate reflected on the Schedule of Portfolio Investments is the effective rate of the security.

                       See notes to financial statements.

                               LEGACY FUNDS GROUP


                      STATEMENTS OF ASSETS AND LIABILITIES
                                 APRIL 30, 2004

                                                       THE MULTI-CAP CORE         THE CORE             THE FEDERAL
                                                          EQUITY FUND            BOND FUND              MONEY FUND
                                                          -----------            ---------              ----------
ASSETS:
Investments, at value
   (cost $244,109,275; $229,948,462; $73,899,792)        $ 373,675,014          $ 234,300,669          $73,899,792
Investment in affiliates
   (cost $15,250,000; $3,385,000; $0) ...........           15,250,000              3,385,000                 --
Interest and dividends receivable ...............              231,142              3,646,813              190,479
Prepaid expenses ................................                   37                    115                 --
                                                         -------------          -------------          -----------
Total Assets ....................................          389,156,193            241,332,597           74,090,271
                                                         -------------          -------------          -----------

LIABILITIES:
Distributions payable ...........................                 --                  857,220               38,326
Accrued expenses and other payables:
    Investment advisory fees ....................              210,970                 82,500                6,830
    Administration fees .........................               12,976                  7,855                2,454
    Distribution fees ...........................                1,920                  1,786                    4
    Other .......................................               42,525                 34,817               20,561
                                                         -------------          -------------          -----------
Total Liabilities ...............................              268,391                984,178               68,175
                                                         -------------          -------------          -----------

COMPOSITION OF NET ASSETS:
Capital .........................................          259,624,728            239,912,899           74,022,096
Undistributed (distributions in excess of)
   net investment income ........................               95,052             (1,152,136)                --
Accumulated net realized gains (losses)
   on investment transactions ...................             (397,717)            (2,764,551)                --
Unrealized appreciation
   on investment transactions ...................          129,565,739              4,352,207                 --
                                                         -------------          -------------          -----------
Net Assets ......................................        $ 388,887,802          $ 240,348,419          $74,022,096
                                                         =============          =============          ===========

CLASS A
Net Assets ......................................        $   9,213,707          $   4,055,119          $    16,983
                                                         =============          =============          ===========
Shares outstanding ..............................              890,911                407,828               16,983
                                                         =============          =============          ===========
Net Asset Value price per share .................        $       10.34          $        9.94          $      1.00
                                                         =============          =============          ===========
   Maximum Sales Load ...........................                 3.00%                  2.50%                --
                                                         =============          =============          ===========
   Maximum offering price per share
   (100%/(100%-maximum sales charge) of
   net asset value adjusted to the nearest cent)         $       10.66          $       10.19          $      1.00
                                                         =============          =============          ===========

TRUST CLASS
Net Assets ......................................        $ 379,674,095          $ 236,293,300          $74,005,113
                                                         =============          =============          ===========
Shares outstanding ..............................           36,716,393             23,780,185           74,007,989
                                                         =============          =============          ===========
Net Asset Value and redemption price per share ..        $       10.34          $        9.94          $      1.00
                                                         =============          =============          ===========


                       See notes to financial statements.

                               LEGACY FUNDS GROUP

                            STATEMENTS OF OPERATIONS
                       FOR THE YEAR ENDED APRIL 30, 2004

                                                              THE MULTI-CAP CORE       THE CORE             THE FEDERAL
                                                                 EQUITY FUND           BOND FUND            MONEY FUND
                                                                 -----------           ---------            ----------
INVESTMENT INCOME:
    Interest ...........................................         $       --          $ 11,013,865           $  977,199
    Dividend ...........................................           4,288,017                 --                    --
    Foreign tax withholding ............................              (3,091)                --                    --
    Interest from affiliates ...........................              82,237               43,330                  --
                                                                 -----------         ------------           ----------
       Total Income ....................................           4,367,163           11,057,195              977,199
                                                                 -----------         ------------           ----------

EXPENSES:
    Investment advisory fees ...........................           3,338,889            1,696,764              180,128
    Administration fees ................................           1,088,763              727,180              270,194
    Distribution fees (Class A) ........................               8,872                5,231                   88
    Accounting fees ....................................               3,928               16,610                4,011
    Insurance fees .....................................              19,020               15,937                7,018
    Professional fees ..................................              22,222               15,230                5,248
    Registration and filing fees .......................              18,661                7,412                3,293
    Printing fees ......................................              25,951               18,784                6,966
    Transfer agent fees ................................              31,320               15,504                9,481
    Trustees' fees .....................................               8,454                5,260                  963
    Other fees .........................................              36,325               26,887               21,573
                                                                 -----------         ------------           ----------
Total expenses before fee reimbursement ................           4,602,405            2,550,799              508,963
    Expenses contractually reimbursed by
    Investment Advisor .................................            (997,064)            (679,382)             (85,594)
                                                                 -----------         ------------           ----------
       Net expenses ....................................           3,605,341            1,871,417              423,369
                                                                 -----------         ------------           ----------
Net investment income ..................................             761,822            9,185,778              553,830
                                                                 -----------         ------------           ----------

REALIZED/UNREALIZED GAINS AND (LOSSES) FROM INVESTMENTS:
Realized gains on
   investment transactions .............................          12,937,137              925,663                  --
Change in unrealized appreciation/
   depreciation on investment transactions .............          58,102,376           (9,315,025)                 --
                                                                 -----------         ------------           ----------
Net realized/ unrealized gains (losses)
   on investment transactions ..........................          71,039,513           (8,389,362)                 --
                                                                 -----------         ------------           ----------
Change in net assets resulting from operations .........         $71,801,335         $    796,416           $  553,830
                                                                 ===========         ============           ==========


                       See notes to financial statements.

                               LEGACY FUNDS GROUP


                      STATEMENTS OF CHANGES IN NET ASSETS

                                                        THE MULTI-CAP                                   THE CORE
                                                       CORE EQUITY FUND                                BOND FUND
                                              ----------------------------------         ------------------------------------
                                                  YEAR                 PERIOD                 YEAR                  PERIOD
                                                  ENDED                 ENDED                 ENDED                  ENDED
                                                 4/30/04              4/30/03(a)             4/30/04              4/30/03(a)
                                              ----------------------------------         ------------------------------------
OPERATIONS:
Net investment income                        $     761,822         $   1,027,249         $   9,185,778         $   8,583,340
Realized gains (losses) on
   investment transactions                      12,937,137           (13,334,854)              925,663            (1,815,221)
Change in unrealized
   appreciation/ depreciation
   on investment transactions                   58,102,376           (38,495,536)           (9,315,025)            8,506,334
                                             -------------         -------------         -------------         -------------
Change in net assets
   from operations                              71,801,335           (50,803,141)              796,416            15,274,453
                                             -------------         -------------         -------------         -------------

DISTRIBUTIONS TO SHAREHOLDERS:
CLASS A:
   From net investment income                         (331)                 (529)              (69,337)               (8,017)
TRUST CLASS:
   From net investment income                     (817,323)             (883,857)          (10,352,290)           (9,050,554)
                                             -------------         -------------         -------------         -------------
CHANGE IN NET ASSETS
   FROM SHAREHOLDER DISTRIBUTIONS                 (817,654)             (884,386)          (10,421,627)           (9,058,571)
                                             -------------         -------------         -------------         -------------

CAPITAL TRANSACTIONS:
CHANGE IN NET ASSETS
   FROM CAPITAL TRANSACTIONS                    54,670,235           314,921,413            41,753,259           202,004,489
                                             -------------         -------------         -------------         -------------
CHANGE IN NET ASSETS                           125,653,916           263,233,886            32,128,048           208,220,371
                                             -------------         -------------         -------------         -------------
NET ASSETS:
   Beginning of period                         263,233,886                  --             208,220,371                  --
                                             -------------         -------------         -------------         -------------
   End of period                             $ 388,887,802         $ 263,233,886         $ 240,348,419         $ 208,220,371
                                             =============         =============         =============         =============
UNDISTRIBUTED NET
INVESTMENT INCOME:                           $      95,052         $     150,884         $  (1,152,136)        $  (1,250,671)
                                             -------------         -------------         -------------         -------------

(a) For the period May 13, 2002 (commencement of operations) through April 30, 2003.


                       See notes to financial statements.

                               LEGACY FUNDS GROUP

                                                    THE FEDERAL
                                                     MONEY FUND
                                         ----------------------------------
                                              YEAR                PERIOD
                                             ENDED                ENDED
                                            4/30/04             4/30/03(a)
                                         ----------------------------------
OPERATIONS:
Net investment income                    $    553,830         $  1,152,797
Realized gains (losses) on
  investment transactions                        --                    247
Change in unrealized
   appreciation/ depreciation
   on investment transactions                    --                   --
                                         ------------         ------------
Change in net assets
   from operations                            553,830            1,153,044
                                         ------------         ------------

DISTRIBUTIONS TO SHAREHOLDERS:
CLASS A:
   From net investment income                    (143)                (231)
TRUST CLASS:
   From net investment income                (556,812)          (1,152,566)
                                         ------------         ------------
CHANGE IN NET ASSETS
   FROM SHAREHOLDER DISTRIBUTIONS            (556,955)          (1,152,797)
                                         ------------         ------------

CAPITAL TRANSACTIONS:
CHANGE IN NET ASSETS
   FROM CAPITAL TRANSACTIONS              (15,347,933)          89,372,907
                                         ------------         ------------
CHANGE IN NET ASSETS                      (15,351,058)          89,373,154
                                         ------------         ------------
NET ASSETS:
   Beginning of period                     89,373,154                 --
                                         ------------         ------------
   End of period                         $ 74,022,096         $ 89,373,154
                                         ============         ============

UNDISTRIBUTED NET
INVESTMENT INCOME:                       $       --           $      3,125
                                         ------------         ------------

(a) For the period May 13, 2002 (commencement of operations) through April 30, 2003.

                               LEGACY FUNDS GROUP


                      STATEMENTS OF CHANGES IN NET ASSETS

                                                          THE MULTI-CAP                                  THE CORE
                                                        CORE EQUITY FUND                                BOND FUND
                                                  --------------------------------            --------------------------------
                                                     YEAR                 PERIOD                YEAR                  PERIOD
                                                    ENDED                 ENDED                 ENDED                  ENDED
                                                   4/30/04              4/30/03(a)             4/30/04              4/30/03(a)
                                                  --------------------------------            --------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES
   Proceeds from shares issued                   $  9,012,277         $     917,859         $  4,740,882         $     435,965
   Dividends reinvested                                   330                   520               48,194                 1,869
   Cost of shares redeemed                           (661,929)             (163,007)          (1,113,299)               (8,210)
                                                 ------------         -------------         ------------         -------------
   Change in net assets
     from Class A capital transactions           $  8,350,678         $     755,372         $  3,675,777         $     429,624
                                                 ============         =============         ============         =============

TRUST CLASS
   Proceeds from shares issued                   $ 37,922,124         $  58,494,199         $ 45,175,306         $  59,227,920
   Shares issued from common
     trust fund conversion                         53,193,006           327,139,790           32,330,109           193,578,478
  Dividends reinvested                                  1,362                   488                1,277                   726
  Cost of shares redeemed                         (44,796,935)          (71,468,436)         (39,429,210)          (51,232,259)
                                                 ------------         -------------         ------------         -------------
  Change in net assets
    from Trust Class capital transactions        $ 46,319,557         $ 314,166,041         $ 38,077,482         $ 201,574,865
                                                 ============         =============         ============         =============
Share Transactions:
Class A Shares
   Issued                                             866,168               111,452              470,746                42,384
   Reinvested                                              36                    64                4,734                   182
   Redeemed                                           (65,615)              (21,193)            (109,410)                 (808)
                                                 ------------         -------------         ------------         -------------
   Net change in Class A shares                       800,589                90,323              366,070                41,758
                                                 ============         =============         ============         =============

Trust Class
   Issued                                           3,946,488             6,931,647            4,433,709             5,780,973
   Shares issued from common
     trust fund conversion                          6,034,237            32,713,979            3,088,264            19,357,848
   Reinvested                                             145                    59                  126                    71
   Redeemed                                        (4,515,747)           (8,394,416)          (3,884,227)           (4,996,579)
                                                 ------------         -------------         ------------         -------------
   Net change in Trust Class shares                 5,465,123            31,251,269            3,637,872            20,142,313
                                                 ============         =============         ============         =============

(a) For the period May 13, 2002 (commencement of operations) through April 30, 2003.


                       See notes to financial statements.

                               LEGACY FUNDS GROUP
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                        THE FEDERAL
                                                         MONEY FUND
                                               ------------------------------
                                                    YEAR           PERIOD
                                                   ENDED            ENDED
                                                  4/30/04         4/30/03(a)
                                               -------------    -------------
CAPTAL TRANSACTIONS:
CLASS A SHARES
   Proceeds from shares issued .............   $      51,856    $      80,699
   Dividends reinvested ....................             161              196
   Cost of shares redeemed .................        (106,323)          (9,606)
                                               -------------    -------------
     Change in net assets
   from Class A capital transactions .......   $     (54,306)   $      71,289
                                               =============    =============

TRUST CLASS
   Proceeds from shares issued .............   $ 153,852,508    $ 268,117,219
   Shares issued from common
     trust fund conversion .................              --               --
   Dividends reinvested ....................             103              166
   Cost of shares redeemed .................    (169,146,240)    (178,815,767)
                                               -------------    -------------
     Change in net assets
       from Trust Class capital transactions   $ (15,293,629)   $  89,301,618
                                               =============    =============

SHARE TRANSACTIONS:
CLASS A SHARES
   Issued ..................................          51,858           80,699
   Reinvested ..............................             159              196
   Redeemed ................................        (106,323)          (9,606)
                                               -------------    -------------
   Net change in Class A shares ............         (54,306)          71,289
                                               =============    =============

TRUST CLASS
   Issued ..................................     153,852,508      268,117,219
   Shares issued from common
     trust fund conversion .................              --               --
   Reinvested ..............................             103              165
   Redeemed ................................    (169,146,239)    (178,815,767)
                                               -------------    -------------
   Net change in Trust Class shares ........     (15,293,628)      89,301,617
                                               =============    =============

(a) For the period May 13, 2002 (commencement of operations) through April 30, 2003.


                       See notes to financial statements.

LEGACY FUNDS GROUP
FINANCIAL HIGHLIGHTS (FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                                         LESS
                                     CHANGE IN NET ASSETS RESULTING FROM                              DIVIDENDS
                                                OPERATIONS:                                              FROM:
                                     ---------------------------------------                  --------------------------
                                                               NET REALIZED
                                     NET ASSET                AND UNREALIZED   CHANGE IN                      TOTAL       NET ASSET
                                       VALUE,        NET           GAINS     NET ASSET VALUE      NET        DIVIDENDS      VALUE,
                                     BEGINNING    INVESTMENT    (LOSSES) ON  RESULTING FROM   INVESTMENT        AND         END OF
                                     OF  PERIOD     INCOME      INVESTMENTS    OPERATIONS       INCOME     DISTRIBUTIONS    PERIOD
CLASS A
THE MULTI-CAP CORE EQUITY FUND
Year Ended April 30, 2004              $  8.40      $    --(b)    $  1.94       $  1.94        $    -- (b)    $    --       $ 10.34
Period Ended April 30, 2003 (a)        $ 10.00         0.01         (1.60)        (1.59)         (0.01)         (0.01)         8.40
-----------------------------------------------------------------------------------------------------------------------------------
THE CORE BOND FUND
Year Ended April 30, 2004                10.32         0.44         (0.41)         0.03          (0.41)         (0.41)         9.94
Period Ended April 30, 2003 (a)          10.00         0.42          0.34          0.76          (0.44)         (0.44)        10.32
-----------------------------------------------------------------------------------------------------------------------------------
THE FEDERAL MONEY FUND
Year Ended April 30, 2004                1.000        0.004            -- (b)     0.004         (0.004)        (0.004)        1.000
Period Ended April 30, 2003 (a)          1.000        0.008            -- (b)     0.008         (0.008)        (0.008)        1.000
-----------------------------------------------------------------------------------------------------------------------------------
TRUST CLASS
THE MULTI-CAP CORE EQUITY FUND
Year Ended April 30, 2004              $  8.40      $  0.02       $  1.94       $  1.96        $ (0.02)       $ (0.02)      $ 10.34
Period Ended April 30, 2003 (a)          10.00         0.03         (1.60)        (1.57)         (0.03)         (0.03)         8.40
-----------------------------------------------------------------------------------------------------------------------------------
THE CORE BOND FUND
Year Ended April 30, 2004                10.32         0.40         (0.34)         0.06          (0.44)         (0.44)         9.94
Period Ended April 30, 2003 (a)          10.00         0.44          0.34          0.78          (0.46)         (0.46)        10.32
-----------------------------------------------------------------------------------------------------------------------------------
THE FEDERAL MONEY FUND
Year Ended April 30, 2004                1.000        0.006            -- (b)     0.006         (0.006)        (0.006)        1.000
Period Ended April 30, 2003 (a)          1.000        0.011            -- (b)     0.011         (0.011)        (0.011)        1.000
-----------------------------------------------------------------------------------------------------------------------------------

                                                                           RATIOS/SUPPLEMENTARY DATA:
                                                                  ------------------------------------------
                                                                     RATIO OF    RATIO OF           RATIO OF
                                                          NET        EXPENSES      NET              EXPENSES
                                                        ASSETS,        TO       INVESTMENT             TO
                                                        END OF       AVERAGE     INCOME TO          AVERAGE
                                         TOTAL          PERIOD         NET        AVERAGE              NET         PORTFOLIO
                                        RETURN(c)       (000'S)      ASSETS     NET ASSETS          ASSETS*       TURNOVER (f)
CLASS A
THE MULTI-CAP CORE EQUITY FUND
Year Ended April 30, 2004                 23.14%         $  9,214    1.24%        (0.08)%           1.51%           29.84%
Period Ended April 30, 2003 (a)          (15.87)%(d)     $    759    1.24%(e)      0.28%(e)         1.54%(e)        13.46%
-----------------------------------------------------------------------------------------------------------------------------------
THE CORE BOND FUND
Year Ended April 30, 2004                  0.30%         $  4,055    1.02%         3.52%            1.35%           43.06%
Period Ended April 30, 2003 (a)            7.69%(d)      $    431    1.02%(e)      4.12%(e)         1.32%(e)        14.76%
-----------------------------------------------------------------------------------------------------------------------------------
THE FEDERAL MONEY FUND
Year Ended April 30, 2004                  0.37%         $     17    0.72%         0.40%            0.82%             N/A
Period Ended April 30, 2003 (a)            0.81%(d)      $     71    0.72%(e)      0.72%(e)         0.83%(e)          N/A
-----------------------------------------------------------------------------------------------------------------------------------
TRUST CLASS
THE MULTI-CAP CORE EQUITY FUND
Year Ended April 30, 2004                 23.38%         $379,674    0.99%         0.21%            1.26%           29.84%
Period Ended April 30, 2003 (a)          (15.70%)(d)     $262,475    0.99%(e)      0.41%(e)         1.28%(e)        13.46%
-----------------------------------------------------------------------------------------------------------------------------------
THE CORE BOND FUND
Year Ended April 30, 2004                  0.55%         $236,293    0.77%         3.79%            1.05%           43.06%
Period Ended April 30, 2003 (a)            7.95%(d)      $207,789    0.77%(e)      4.43%(e)         1.06%(e)        14.76%
-----------------------------------------------------------------------------------------------------------------------------------
THE FEDERAL MONEY FUND
Year Ended April 30, 2004                  0.62%         $ 74,005    0.47%         0.62%            0.57%             N/A
Period Ended April 30, 2003 (a)            1.06%(d)      $ 89,302    0.47%(e)      1.10%(e)         0.57%(e)          N/A
-----------------------------------------------------------------------------------------------------------------------------------

* During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a) For the period May 13, 2002 (commencement of operations) through April 30, 2003.
(b) Less than $0.005 per share.
(c) Total Return excludes sales charge on Class A.
(d) Not annualized.
(e) Annualized.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.


                                              See notes to financial statements.

                               LEGACY FUNDS GROUP
                         NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2004



1. ORGANIZATION:

   The Legacy Funds Group (the "Trust") was organized as a Massachusetts business trust on January 30, 2002, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust presently offers shares of The Multi-Cap Core Equity Fund, The Core Bond Fund and The Federal Money Fund (individually referred to as a "Fund" and collectively as the "Funds").

   The Trust has an unlimited number of shares of beneficial interest, with no par value which may, without shareholder approval, be divided into an unlimited number of series of such shares, and any series may be classified or reclassified into one or more classes. The Trust is registered to offer two classes of shares: Class A and Trust Class. Shareholders are entitled to one vote for each full share held and vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series.

   Each Class A and Trust Class share of the Fund represents identical interests in the Fund's investment portfolio and have the same rights, except that (i) Class A shares bear the expense of a distribution fee, which will cause Class A shares to have a higher expense ratio and to pay lower dividends than those related to Class Y shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

   The Funds enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims of losses pursuant to these contracts and expect the risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES:

   The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

   SECURITIES VALUATION:

   Investments of The Federal Money Fund are valued in accordance with Rule 2a-7 of the 1940 Act at amortized cost, which approximates market value. Discounts or premiums are amortized using the amortized cost method to the maturity of the security.

   Investments in common stocks, commercial paper, corporate bonds, municipal bonds, U.S. Government securities, and U.S. Government agency securities of The Multi-Cap Core Equity Fund and The Core Bond Fund are valued at their market values determined on the latest bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Debt instruments with maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that this does not result in a fair value. The Multi-Cap Core Equity Fund and The Core Bond Fund may also use an independent pricing service approved by the Board of Trustees to value certain securities. Such prices reflect market values which may be established through the use of electronic and matrix techniques. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between the cost and market values of investments are reflected as either unrealized appreciation or depreciation.


                                   Continued.

                               LEGACY FUNDS GROUP
                         NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2004



   SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are accounted for on a trade date basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

   FOREIGN CURRENCY TRANSLATION:

   The market value of investment securities and other assets and liabilities of the Multi-Cap Core Equity Fund denominated in foreign currencies are translated into U.S. dollars at the current exchange rate at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

   The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized/unrealized gain (loss) from investments.

   Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities including investments in securities at fiscal year end, resulting from changes in the exchange rate.

   FORWARD FOREIGN CURRENCY CONTRACTS:

   The Multi-Cap Core Equity Fund may enter into forward foreign currency exchange contracts for the purchase or sale of specific foreign currencies at a fixed price on a future date. Risks may arise upon entering these contracts for the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The International Fund will enter into forward contracts as a hedge against specific transactions or portfolio positions to protect against adverse currency movements. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date, at which time the International Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   REPURCHASE AGREEMENTS:

   Each Fund may acquire securities from financial institutions such as member banks of the Federal Deposit Insurance Corporation or from registered broker/dealers, which the respective investment adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by each Fund's custodian, another qualified sub-custodian, or in the Federal Reserve/Treasury book-entry system. All repurchase agreements are fully collateralized by U.S. Treasury and U.S. Government securities.

                                   Continued.

                               LEGACY FUNDS GROUP
                         NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2004


   VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES:

   The Funds may, from time to time, purchase variable or floating rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity over one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed by a letter of credit or other obligation issued by a financial institution.

   OTHER:

   Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are allocated to each Fund on the basis of relative net assets or another appropriate method. Each class of shares bears its pro-rata portion of expenses, income and realized and unrealized gains or losses attributable to its series. Each class separately bears expenses related specifically to that class, such as distribution fees.

   DIVIDENDS TO SHAREHOLDERS:

   Dividends from net investment income are declared daily and paid monthly for The Core Bond Fund and The Federal Money Fund. Dividends from net investment income are declared and paid quarterly for The Multi-Cap Core Equity Fund. Net realized capital gains, if any, are declared and distributed at least annually.

   The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders, which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

                                   Continued.

                               LEGACY FUNDS GROUP
                         NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2004


The character of dividends paid to shareholders during the fiscal year ended April 30, 2004 were as follows:

                              DIVIDENDS PAID FROM

                                                       NET LONG TERM    TOTAL TAXABLE
                                     ORDINARY INCOME   CAPITAL GAINS      DIVIDENDS
                                     ---------------   -------------      ---------

The Multi-Cap Core Equity Fund ...      $   817,654       $   -          $   817,654
The Core Bond Fund ...............       10,421,627           -           10,421,627
The Federal Money Fund ...........          556,955           -              556,955

                                       TAX EXEMPT        TAX RETURN    TOTAL DIVIDENDS
                                        DIVIDENDS        OF CAPITAL          PAID
                                        ---------        ----------          ----
The Multi-Cap Core Equity Fund ...        $   -           $   -          $   817,654
The Core Bond Fund ...............            -               -           10,421,627
The Federal Money Fund ...........            -               -              556,955

The character of dividends paid to shareholders during the fiscal year ended April 30, 2003 were as follows:

                              DIVIDENDS PAID FROM

                                                       NET LONG TERM     TOTAL TAXABLE
                                     ORDINARY INCOME   CAPITAL GAINS      DIVIDENDS
                                     ---------------   -------------      ---------
The Multi-Cap Core Equity Fund ...      $   884,386       $   -          $   884,386
The Core Bond Fund ...............        8,295,520           -            8,295,520
The Federal Money Fund ...........        1,092,958           -            1,092,958

                                       TAX EXEMPT       TAX RETURN    TOTAL DIVIDENDS
                                        DIVIDENDS       OF CAPITAL           PAID
                                        ---------       ----------           ----
The Multi-Cap Core Equity Fund ...        $   -           $   -          $   884,386
The Core Bond Fund ...............            -               -            8,295,520
The Federal Money Fund ...........            -               -            1,092,958

As of April 30, 2004 the components of accumulated earnings on a tax basis were as follows: (The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discount.)

                                      UNDISTRIBUTED   UNDISTRIBUTED     UNDISTRIBUTED
                                        TAX EXEMPT       ORDINARY          LONG-TERM
                                          INCOME          INCOME         CAPITAL GAINS
                                          ------          ------         -------------

The Multi-Cap Core Equity Fund ...            $   -         $ 95,052            $   -
The Core Bond Fund ...............                -          931,552                -
The Federal Money Fund ...........                -           38,326                -

                                                                                                      TOTAL
                                                             ACCUMULATED         UNREALIZED        ACCUMULATED
                         ACCUMULATED         DIVIDENDS       CAPITAL AND        APPRECIATION/       EARNINGS/
                          EARNINGS            PAYABLE        OTHER LOSSES       DEPRECIATION        (DEFICIT)
                        ------------          -------        ------------       ------------      ------------

The Multi-Cap Core
   Equity Fund ......   $     95,052          $      -       $   (397,717)      $129,565,739      $129,263,074
The Core Bond Fund ..        931,552          (857,220)        (2,764,551)         3,125,739           435,521
The Federal
   Money Fund .......         38,326           (38,326)                 -                  -                 -

                                   Continued.

                               LEGACY FUNDS GROUP
                         NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2004


   As of April 30, 2003 the components of accumulated earnings on a tax basis were as follows: (The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discount.)

                                    UNDISTRIBUTED UNDISTRIBUTED  UNDISTRIBUTED
                                      TAX EXEMPT    ORDINARY       LONG-TERM
                                        INCOME       INCOME      CAPITAL GAINS
                                    ------------- -------------  -------------
The Multi-Cap Core Equity Fund ...       $   -     $  150,88         $   -
The Core Bond Fund ...............           -       767,674             -
The Federal Money Fund ...........           -        62,964             -


                                                                                                 TOTAL
                                                            ACCUMULATED      UNREALIZED       ACCUMULATED
                         ACCUMULATED        DIVIDENDS       CAPITAL AND     APPRECIATION/      EARNINGS/
                                            EARNINGS          PAYABLE       OTHER LOSSES      DEPRECIATION
                         -----------        ---------       -----------     -------------     ------------
                                                                                               (DEFICIT)
                                                                                               ---------
The Multi-Cap Core
   Equity Fund .......     $150,884        $       -      $(13,334,854)     $ 57,730,516     $ 44,546,546
The Core Bond Fund ...      767,674         (763,051)       (2,355,830)       12,411,938       10,060,731
The Federal
  Money Fund .........       62,964          (59,839)                -                 -            3,125

   FEDERAL INCOME TAXES:

   It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

3. RELATED PARTY TRANSACTIONS:

   First Financial Capital Advisors LLC (the "Advisor"), a separate, wholly-owned subsidiary of First Financial Bank, serves as investment advisor to the Funds. Under the terms of the Investment Advisory Agreement, the Advisor is entitled to receive fees based on a percentage of the average net assets of each of the Funds based upon the following schedule (before the imposition of contractual advisor fee reimbursements).

                                        ANNUAL ADVISORY FEE
                                  (AS A PERCENTAGE OF NET ASSETS)
                                  -------------------------------


   The Multi-Cap Core Equity Fund ......        0.92%
   The Core Bond Fund ..................        0.70%
   The Federal Money Fund ..............        0.20%



   The Advisor has contractually agreed to waive and/or reimburse expenses to limit the annual fund operation expenses to the following amounts:

   FUND                               TRUST CLASS       CLASS A
   ----                               -----------       -------
   The Multi-Cap Core Equity Fund ..     0.99%           1.24%
   The Core Bond Fund ..............     0.77%           1.02%
   The Federal Money Fund ..........     0.47%           0.72%

   BISYS Fund Services Limited Partnership ("BISYS"), and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of The BISYS Group, Inc. BISYS Ohio, with whom certain officers of the Trust are affiliated, serves as the Funds' administrator, transfer agent and fund accountant. Such officers are paid no fees directly by the Trust for serving as officers of the Trust. For administration, transfer agency and fund accounting services BISYS is entitled to an annual fee of 0.30% of the average daily net assets of each of the Funds.


                                   Continued.

                               LEGACY FUNDS GROUP
                         NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2004

   The Funds have adopted a Distribution and Shareholder Services Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which the Funds are authorized to pay or reimburse BISYS, as distributor, a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of each Fund's Class A shares, which may be used by BISYS to pay banks, broker dealers and other institutions. As distributor, BISYS is entitled to receive commissions on sales of Class A shares of the variable net asset value funds.

   For the year ended April 30, 2004, the distributor received approximately $1,986 from commissions earned on sales of Class A shares of the Funds, all of which the Distributor reallowed to dealers of the Funds' shares.

   From time to time, fees may be reduced or reimbursed in order to assist each of the Funds in maintaining more competitive expense ratios.

4. PURCHASES AND SALES OF SECURITIES:

   Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 2004 are as follows:

                                            PURCHASES                SALES
                                            ---------                -----
   The Multi-Cap Core Equity Fund...       $100,879,212          $102,800,930
   The Core Bond Fund ..............        118,287,589            99,931,762

5. COMMON TRUST FUND CONVERSION:

         On May 31, 2003 the net assets of certain common trust funds managed by the Advisor were exchanged in a tax-free (the Multi-Cap Core Equity Fund) and taxable (The Core Bond Fund) acquisition for shares of the corresponding Fund. The following is a summary of shares issued, net assets converted, net asset value per share and unrealized appreciation as of the conversion date (amounts in thousands, except per share amounts):

                                                                 NET ASSET
                                                                   VALUE
                                SHARES        NET ASSETS         PER SHARE     UNREALIZED
                                ISSUED        CONVERTED            ISSUED     APPRECIATION
                                ------        ---------            ------     ------------

   The Multi-Cap Core
      Equity Fund .......        6,034          $53,193          $    8.82       $13,733
   The Core Bond Fund ...        3,088           32,330              10.47             -

   On May 13, 2002, the net assets of certain common trust funds managed by the Advisor were exchanged in a tax-free acquisition for shares of the corresponding Fund. The following is a summary of shares issued, net assets converted, net asset value per share and unrealized appreciation as of the conversion date (amounts in thousands, except per share amounts):

                                                 NET ASSET
                                                   VALUE
                             SHARES   NET ASSETS PER SHARE      UNREALIZED
                             ISSUED   CONVERTED    ISSUED      APPRECIATION
                             ------   ---------    ------      ------------
   The Multi-Cap Core
      Equity Fund .....      32,714    $327,140    $10.00        $96,226
   The Core Bond Fund..      19,358     193,578     10.00          5,161


                                   Continued.

                               LEGACY FUNDS GROUP
                         NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2004

6. FEDERAL INCOME TAX INFORMATION:

   CAPITAL LOSS CARRYFORWARD:

   At April 30, 2004 the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extend provided by the Treasury regulations:

                                        AMOUNT        EXPIRES
                                        ------        -------
   The Multi-Cap Core Equity Fund .. $  397,717         2011
   The Core Bond Fund ..............  2,214,444         2011
   The Core Bond Fund ..............    457,748         2012

   POST OCTOBER LOSS DEFERRAL:

   Capital losses incurred after October 31, within the Fund's fiscal year, are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund has incurred and will elect to defer such capital losses as follows:

                                    POST-OCTOBER
                                   CAPITAL LOSSES
                                   --------------
   The Core Bond Fund ..............    $92,359

   DIVIDENDS RECEIVED DEDUCTION (UNAUDITED)

   The Multi-Cap Core Equity Fund ..         100%

7. FEDERAL INCOME TAX INFORMATION (UNAUDITED):

For the fiscal year ended April 30, 2004, dividends paid by the Fund listed below may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund listed intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2004 Form 1099-DIV.

   The Multi-Cap Core Equity Fund ..    $817,654

                               LEGACY FUNDS GROUP


                         NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2004


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
LEGACY FUNDS GROUP:

We have audited the accompanying statements of assets and liabilities, of the Legacy Funds Group (comprised of The Multi-Cap Core Equity Fund, The Core Bond Fund, and The Federal Money Fund) (collectively "the Funds") including the schedules of investments, as of April 30, 2004, and the related statements of operations for the year then ended, the statement of changes in net assets, and financial highlights for each of the years or periods then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Legacy Funds Group as of April 30, 2004, the results of their operations for the year then ended, the changes in their net assets and financial highlights for the years or periods then ended, in conformity with U.S. generally accepted accounting principles.

                                     Ernst & Young LLP

Columbus, Ohio
June 15, 2004

                               LEGACY FUNDS GROUP


                             TRUSTEES AND OFFICERS
                                 APRIL 30, 2004
                                  (UNAUDITED)


Trustees and Officers. The Trust's Board of Trustees is responsible for the overall management of the Funds, including general supervision and review of its investment activities. The Trustees and executive officers of the Trust, and their principal occupations during the past five years, are listed below. The Trustees who are deemed to be an "interested person" of the Trust for purposes of the 1940 Act are marked with an asterisk "*".

                                                                                              NUMBER OF
                                                                                              ---------
                                            TERM OF OFFICE;                                 PORTFOLIOS IN
                                            ---------------                                 -------------
                         POSITION(S) HELD   TERM SERVED IN    PRINCIPAL OCCUPATION           FUND COMPLEX
                         ----------------   --------------    --------------------           ------------
NAME, ADDRESS AND AGE     WITH THE TRUST    OFFICE            DURING PAST 5 YEARS              OVERSEEN
---------------------     --------------    ------            -------------------              --------


Walter B. Grimm*          Chairman,         Indefinite;       From June 1992 to present,           3
3435 Stelzer Road         President and     Since:            employee of BISYS Fund Ohio.
Columbus, OH  43219       Trustee           January 2002
Age 58

Mark W. Immelt*           Trustee           Indefinite;       From March 2001 to present,          3
300 High Street                             Since:            Chairman, President and CEO of
Hamilton, OH  45012                         January 2002      First Financial Capital Advisors
Age 58                                                        LLC; from December 1999 to
                                                              present, President and CEO of
                                                              First Financial Bank, NA; from
                                                              December 1996 to December
                                                              1999, Senior Vice President,
                                                              First Financial Bank, NA.

William E. Karnatz, Sr.   Trustee           Indefinite;       From April 1997 to present,          3
3900 Key Tower,                             Since:            Attorney, Thompson Hine LLP.
127 Public Square                           January 2002
Cleveland, OH  44114
Age 66

James A. Kingsbury        Trustee           Indefinite;       From April 1987 to present,          3
630 Eaton Avenue                            Since:            President and CEO, Fort
Hamilton, OH 45013                          January 2002      Hamilton Healthcare Corp.
Age 61

James W. Schultz          Trustee           Indefinite;       Retired; from 1970 to 1998,          3
3121 Club Drive, #116                       Since:            Work Experience Coordinator
Port Charlotte, FL  33953                   January 2002      and Department Chair,
Age 61                                                        Economics and Business
                                                              Education, of Marion, Ohio
                                                              Board of Education.


Jennifer J. Hankins       Vice President    Indefinite;       From September 1988 to present,      3
3435 Stelzer Road                           Since:            employee of BISYS Ohio.
Columbus, OH  43219                         January 2002
Age 34

Peter M. Sullivan         Secretary         Indefinite;       From November 2001 to present,       3
60 State Street,                            Since:            employee of BISYS Ohio; from
Suite 1300                                  January 2002      August 1998 to November 2001,
Boston, MA 02109                                              attorney with Goodwin Procter
Age 35                                                        LLP.


Trent M. Statczar         Treasurer         Indefinite;       From June 1993 to present,           3
3435 Stelzer Road                           Since:            employee of BISYS Ohio.
Columbus, OH  43219                         August 2003
Age 31

Proxy Voting (Unaudited)
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge upon request by calling toll free 1-800-543-0407 or on the Securities and Exchange Commission's website @ http:\www.sec.gov.

ANNUAL REPORT
APRIL 30, 2004


Investment Advisor
------------------
First Financial Capital Advisors LLC
300 High Street
Hamilton, OH 45012

Administrator and Distributor
-----------------------------
BISYS Fund Services, L.P.
3435 Stelzer Rd.
Columbus, OH 43219

Legal Counsel
-------------
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

Auditors
--------
Ernst & Young LLP
41 South High Street, Suite 1100
Columbus, OH 43215



Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, First Financial Bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Shares of the Funds involve risk, including possible loss of principle. Past performance is not indicative of future results.

This report is for the information of the shareholders of the Legacy Funds Group. Its use in connection with any offering of the Fund shares is authorized only in case of a concurrent or prior delivery of the Fund current prospectus.



                       [FIRST FINANCIAL CAPITAL ADVISORS]

                      300 High Street - Hamilton, OH 45011
                            toll free (866) 295-4964


                              [LEGACY FUNDS GROUP]

                                 (888) 494-8510

ITEM 2. CODE OF ETHICS.

     Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

     The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 11 (a)(1).

     The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

     If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

     During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

               (i) Has at least one audit committee financial expert serving on its audit committee; or

               (ii) Does not have an audit committee financial expert serving on its audit committee.

          (2) If the registrant provides the disclosure required by paragraph
          (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

               (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

               (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a- 2(a)(19)).

          (3) If the registrant provides the disclosure required by paragraph
          (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1) THE REGISTRANT'S BOARD OF DIRECTORS HAS DETERMINED THAT THE REGISTRANT HAS AT LEAST ONE AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.

3(a)(2) THE AUDIT COMMITTEE FINANCIAL EXPERT IS JAMES KINGSBURY, WHO IS "INDEPENDENT" FOR PURPOSES OF THIS ITEM 3 OF FORM N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.
     2003     $31,500
     2004     $38,500

     (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.
     2003     $9,600
     2004     $9,800

     The fees were to perform all services related to the required 17f-2 security counts.

     (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.
     2003     $4,500
     2004     $5,500

     The fees were to perform all tax return preparation.

     (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.
     2003     $0
     2004     $0

     (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
     All external accountant fees are approved by the audit committee regardless of amount.

         (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
     2003     0%
     2004     0%

     (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.
     2003     0%
     2004     0%

     (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.
     2003     $0
     2004     $0

     (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

     N/A - No such services were rendered to the registrant's investment advisors.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
     (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.
     (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.
NOT APPLICABLE.

ITEM 6. File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in ss. 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

NOT APPLICABLE.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

NOT APPLICABLE.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

NOT APPLICABLE.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

NOT APPLICABLE.

ITEM 10. CONTROLS AND PROCEDURES.

     (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS CONDUCTED WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THESE DISCLOSURE CONTROLS AND PROCEDURES ARE ADEQUATELY DESIGNED AND ARE OPERATING EFFECTIVELY TO ENSURE THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS (i) ACCUMULATED AND COMMUNICATED TO THE INVESTMENT COMPANY'S MANAGEMENT, INCLUDING ITS CERTIFYING OFFICERS, TO ALLOW TIMELY DECISIONS REGARDING REQUIRED DISCLOSURE; AND (ii) RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE TIME PERIODS SPECIFIED IN THE SECURITIES AND EXCHANGE COMMISSION'S RULES AND FORMS.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE REGISTRANT'S MOST RECENT FISCAL HALF-YEAR (THE REGISTRANT'S SECOND FISCAL HALF-YEAR IN THE CASE OF AN ANNUAL REPORT) THAT HAVE MATERIALLY AFFECTED OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 11. EXHIBITS.

     (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

     (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

     The code of ethics that is the subject of the disclosure required by item 2 is attached hereto.

     (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2). CERTIFICATIONS PURSUANT TO RULE 30a-2(a) ARE ATTACHED HERETO.

     (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. NOT APPLICABLE.

     (b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act. CERTIFICATIONS PURSUANT TO RULE 30a-2(b) ARE FURNISHED HEREWITH.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      Legacy Funds Group
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ Trent Statczar      Trent Statczar, Treasurer
                         -------------------------------------------------------

Date  7/9/04
      -----------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Trent Statczar      Trent Statczar, Treasurer
                         -------------------------------------------------------

Date  7/9/04
      -----------

By (Signature and Title)*  /s/ Walter B. Grimm     Walter B. Grimm, President
                         -------------------------------------------------------

Date  7/9/04
      -----------

* Print the name and title of each signing officer under his or her signature.